UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 25, 2002

NATION ENERGY, INC.
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(Exact Name of registrant as specified in charter)

Delaware
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(State or other jurisdiction of incorporation)

000-30193
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(Commission File Number)

59-2887569
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(IRS Employer Identification No.)

SUITE 1100 - 609 WEST HASTINGS STREET
VANCOUVER BC CANADA V6B 4W4
(Address of principal executive offices)

(800) 400 - 3969
(Issuer's telephone number)
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N/A
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(Former name or former address, if changed since last report)

Item 5. Other Events.

On March 25, 2002, Nation Energy, Inc. issued a press release providing an update on the Meota Olympia et al Bolton well located at 09-09-59-02-W6M.

Item 7. Exhibits. The following item is attached as an exhibit hereto:

Exhibit 99.1 Press release of Nation Energy, Inc. dated March 25, 2002.

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NATION ENERGY, INC. (Registrant)
Dated: March 25, 2002	By: /s/ DONALD A. SHARPE ----------------------------------- Donald A. Sharpe, President and Chief Executive Officer, Director (Principal Executive Officer)